UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2026

PDS BIOTECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37568	26-4231384

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
303A College Road East, Princeton, NJ 08540
(Address of Principal Executive Offices, and Zip Code)
(800) 208-3343
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which Registered
Common Stock, par value $0.00033 per share	PDSB	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes ☐ No ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 31, 2026, PDS Biotechnology Corporation, a Delaware corporation (the “Company”), entered into a First Amendment to Promissory Note (the “Amendment”) with YA II PN, Ltd. (the “Holder”), which amends that certain Promissory Note made by the Company in favor of the Holder, issued as of June 15, 2026, in the original principal amount of $6,000,000 (the “Note”). The Amendment made the following modifications to the Note: (i) Section 1(f) of the Note was amended and restated in its entirety to, among other things, require the Company to deliver weekly remittance notices to the Holder setting forth net proceeds received from sales under the Company’s at-the-market offering program during the prior week and to pay the applicable portion of such net Proceeds within one (1) business day after delivery of such notice; (ii) the cure period for a Nasdaq listing deficiency under Section 1(g) of the Note was extended from seventy-five (75) days to one-hundred eighty (180) days; and (iii) a new Section 1(i) was added to the Note requiring that 100% of net cash proceeds received from any equity or equity-linked financing (outside of the Company’s at-the-market offering) be applied as a mandatory deemed redemption payable to the Holder within five (5) business days of receipt. The Amendment becomes effective upon execution and delivery by each party and the Company having paid in full the installment amount due on the September 14, 2026, pursuant to the terms of the Note.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	First Amendment to Promissory Note, dated as of August 31, 2026, by and between PDS Biotechnology Corporation and YA II PN, Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDS BIOTECHNOLOGY CORPORATION

Date: September 4, 2026	By: /s/ Frank Bedu-Addo, Ph.D.
Name: Frank Bedu-Addo, Ph.D.
Title: President and Chief Executive Officer